Exhibit 10.2
NINTH AMENDMENT AGREEMENT
NINTH AMENDMENT AGREEMENT (this "Agreement") dated as of December 23, 2015 by and among (1) Seneca Foods Corporation, a New York corporation (the "Parent"), Seneca Snack Company, a Washington corporation ("Seneca Snack"), Seneca Foods, LLC, a Delaware limited liability company ("Seneca LLC"), Green Valley Foods, LLC, a Delaware limited liability company ("Green Valley" and together with the Parent, Seneca Snack and Seneca LLC, collectively, the "Borrowers"), (2) Marion Foods, Inc., a New York corporation, Lebanon Valley Cold Storage, LLC, Lebanon Valley Cold Storage, LP, Portland Food Products Company, Gray & Company and Gray Glace Products Company (collectively, the "Guarantors" and together with the Borrowers, collectively, the "Obligors"), (3) the financial institutions party to the Loan and Security Agreement (as defined below) as lenders (collectively, the "Lenders" and individually, a "Lender"), and (4) Bank of America, N.A. ("Bank of America") as agent (the "Agent") for the Lenders and as Issuing Bank with respect to a certain Second Amended and Restated Loan and Security Agreement dated as of July 20, 2011, by and among the Borrowers, the Guarantors, the Lenders, the Agent, the Issuing Bank and RBS Citizens, N.A. as Syndication Agent, as amended by that certain First Amendment Agreement dated as of August 1, 2011, by that certain Second Amendment Agreement dated as of December 20, 2012, by that Third Amendment Agreement dated as of March 5, 2013, by that certain Fourth Amendment Agreement dated as of December 16, 2013, by that certain Fifth Amendment Agreement dated as of April 1, 2014, by that certain Sixth Amendment Agreement dated as of June 17, 2014, by that certain Seventh Amendment Agreement dated as of November 6, 2014 and by that certain Eighth Amendment Agreement dated as of November 2, 2015 (as further amended, the "Loan and Security Agreement").
W I T N E S S E T H:
WHEREAS, Section 2.1.7 of the Loan and Security provides that the Borrowers may request increases in Commitments from time to time in the aggregate amount not to exceed $200,000,000;
WHEREAS; prior to the date of this Agreement, Borrowers have previously requested $50,000,000 in the aggregate principal amount of increases to the Commitments pursuant to Section 2.1.7 of the Loan and Security Agreement;
WHEREAS, pursuant to this Agreement, Borrowers have requested that the Lenders agree to amend certain provisions of the Loan and Security Agreement in order to, among other things, provide for an additional increase in Commitments pursuant to Section 2.1.7 of the Loan and Security Agreement in the aggregate principal amount of $75,000,000 (the "Commitment Increase"); and
WHEREAS, the Lenders have agreed to such amendments, on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
§1.            Definitions.  Capitalized terms used herein without definition that are defined in the Loan and Security Agreement shall have the same meanings herein as therein.
§2.            Ratification of Existing Agreements.  All of the Obligors' obligations and liabilities to the Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Loan and Security Agreement, the Notes and the other Loan Documents, are, by each Obligor's execution of this Agreement, ratified and confirmed in all respects.  In addition, by each Obligor's execution of this Agreement, each of the Obligors represents and warrants that no Obligor has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.
§3.            Representations and Warranties.  Each of the Obligors hereby represents and warrants to the Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Obligors in the Loan and Security Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.
§4.            Conditions Precedent.  The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:
(a)
Representations and Warranties.  All of the representations and warranties made by the Obligors herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b)
Performance; No Event of Default.  The Obligors shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c)	Fees and Expenses. The Borrowers shall have paid the fees and expenses payable to the Agent and its counsel in connection with this Agreement.
(d)	Delivery.
(i)
This Agreement.  The Obligors, the Agent, the Issuing Bank, the Required Lenders and each other Lender whose Commitment is being increased under this Agreement shall have executed and delivered this Agreement.

(ii)	Notes. Notes shall have been executed by the Borrowers and delivered to each Lender that requests the issuance of a new Note.
(iii)
Officer's Certificates.  The Agent shall have received a certificate of a duly authorized officer of each Obligor (A) certifying that (1) attached copies of such Obligor's Organic Documents are true and complete, and in full force and effect, without amendment except as shown or (2) there have been no changes to such Organic Documents since the Effective Date; (B) certifying that an attached copy of resolutions authorizing execution and delivery of this Agreement is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Agreement; (C) certifying to the title, name and signature of each Person authorized to sign this Agreement; and (D) attaching a good standing certificate for such Obligor, issued by the Secretary of State or other appropriate official of such Obligor's jurisdiction of organization.

(iv)
Senior Officer's Certificates.  The Agent shall have received certificates, in form and substance satisfactory to it, from a knowledgeable Senior Officer of each Borrower certifying that, as of the date hereof after giving effect to the Commitment Increase and the transactions hereunder, (i) no Default or Event of Default exists; (ii) the representations and warranties of each Obligor in the Loan Documents are true and correct (except for representations and warranties that expressly relate to an earlier date); (iii) all conditions precedent in any other Loan Document have been satisfied; and (iv) no event has occurred or circumstance exists that has or could reasonably be expected to have a Material Adverse Effect.

(v)
Other Documents.  The Obligors shall have executed and delivered such further instruments and taken such further action as the Agent and the Required Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Loan and Security Agreement and the other Loan Documents.

§5.            Amendment to the Loan and Security Agreement.  In accordance with Section 2.1.7 of the Loan and Security Agreement, Schedule 1.1 to the Loan and Security Agreement is hereby amended by deleting such Schedule 1.1 in its entirety and replacing it with the Schedule 1.1 attached hereto.  After giving effect to such increase in the Commitments, Borrowers may request additional increases in Commitments not to exceed $75,000,000 in the aggregate.
§6.            Miscellaneous Provisions.
(a)
Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Loan and Security Agreement, the Notes and the other Loan Documents shall remain the same.  The Loan and Security Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Loan and Security Agreement shall be read and construed as one instrument.

(b)
THIS AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(c)
This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

[Remainder of Page Intentionally Left Blank - Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have duly executed this Ninth Amendment Agreement as of the date first set forth above.
SENECA FOODS CORPORATION

By:   /s/Timothy Benjamin
Name:  Timothy Benjamin
 Title:    CFO
SENECA SNACK COMPANY

By:   /s/Timothy Benjamin
Name:   Timothy Benjamin
 Title:     Treasurer
SENECA FOODS, LLC

By:   /s/Timothy Benjamin
Name:  Timothy Benjamin
 Title:     Treasurer
MARION FOODS, INC.

By:   /s/Timothy Benjamin
Name:  Timothy Benjamin
 Title:     Treasurer
LEBANON VALLEY COLD STORAGE, LLC

By:  /s/Timothy Benjamin
Name: Timothy Benjamin
 Title:    Treasurer

LEBANON VALLEY COLD STORAGE, LP
By:            Lebanon Valley Cold Storage, LLC,
Its General Partner

By:  /s/Timothy Benjamin
Name: Timothy Benjamin
 Title:    Treasurer

GREEN VALLEY FOODS, LLC

By:  /s/Timothy Benjamin
Name: Timothy Benjamin
 Title:    Treasurer

PORTLAND FOOD PRODUCTS COMPANY

By:  /s/Timothy Benjamin
Name: Timothy Benjamin
 Title:    Treasurer

GRAY & COMPANY

By:  /s/Timothy Benjamin
Name: Timothy Benjamin
 Title:    Treasurer

GRAY GLACE PRODUCTS COMPANY

By:  /s/Timothy Benjamin
Name: Timothy Benjamin
 Title:    Treasurer

BANK OF AMERICA, N.A.,
as Agent, Lender and Issuing Bank

By:   /s/Edgar Ezerins
Name:   Edgar Ezerins
 Title:     Senior Vice President

CITIZENS BUSINESS CAPITAL, a division of CITIZENS ASSET FINANCE, INC., (f/k/a RBS CITIZENS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC., a subsidiary of RBS CITIZENS, N.A.), as a Lender

By:  /s/John D. Bobbin
Name: John D. Bobbin
 Title:   Senior Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender

By:  /s/Claire Laury
Name: Clarie Laury
 Title:   Executive Director
By:  /s/Adriaan Weststrate
Name: Adriaan Weststrate
 Title:   Managing Director

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:  /s/Brian Bennett
Name: Brian Bennett
 Title:    Assistant Vice President

BMO HARRIS BANK N.A., as a Lender

By:  /s/Quinn Heiden
Name: Quinn Heiden
 Title:   Director

-
CF LENDING, LLC, as a Lender

By: /Philip F. Carfora
Name: Philip F. Carfora
 Title:  Duly Authorized Signatory

WELLS FARGO BANK, N.A., as a Lender

By: /s/Krista Mize
Name: Krista Mize
 Title:   Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:  /s/John R. LePage
Name: John R. LePage
 Title:   Vice President

SCHEDULE 1.1
to
Second Amended and Restated Loan and Security Agreement
COMMITMENTS OF LENDERS
Lender	Commitment for the period from April 1 through and including July 31 of each year	Commitment for the period from August 1 through and including March 31 of each year	Percentage of Aggregate Commitments of all Lenders
Bank of America, N.A.	$106,073,684	$125,962,500	26.51842%
Citizens Business Capital, a division of Citizens Asset Finance, Inc.	$50,526,316	$60,000,000	12.63158%
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch	$62,000,000	$73,625,000	15.50000%
Manufacturers and Traders Trust Company	$48,800,000	$57,950,000	12.20000%
U.S. Bank National Association	$50,800,000	$60,325,000	12.70000%
Wells Fargo Bank, N.A.	$35,000,000	$41,562,500	8.75000%
BMO Harris Bank N.A.	$28,800,000	$34,200,000	7.20000%
CF Lending, LLC	$18,000,000	$21,375,000	4.50000%
Total	$400,000,000	$475,000,000	100%